Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
Note 12: Income Taxes
The significant components of loss before income taxes and the income tax provision from continuing operations are as follows (in millions):

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
United States	$(65.6)	$(231.4)	$(280.3)
Other countries	(145.2)	(110.4)	(178.6)
Loss before income tax	$(210.8)	$(341.8)	$(458.9)

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
United States federal:
Current	$(3.2)	$1.4	$(4.9)
Deferred	(47.8)	(180.4)	(46.1)
Total United States federal income taxes	(51.0)	(179.0)	(51.0)
United States state and local:
Current	(0.2)	17.1	2.4
Deferred	(1.1)	4.6	(4.7)
Total United States state and local income taxes	(1.3)	21.7	(2.3)
All other countries:
Current	37.1	44.4	41.5
Deferred	(9.8)	(7.6)	(12.5)
Total all other countries income taxes	27.3	36.8	29.0
Total income tax benefit	$(25.0)	$(120.5)	$(24.3)

Differences between income tax expense reported for financial reporting purposes and tax expense computed based upon the application of the United States federal tax rate to the reported loss before income taxes are as follows (in millions):

	Year Ended December 31, 2018		Year Ended December 31, 2017	Year Ended December 31, 2016
Reconciliation of effective tax rate
Loss before income taxes	$(210.8)		$(341.8)	$(458.9)
Taxes at the statutory rate	(44.9)		(119.7)	(160.6)
Adjusted for:
State taxes, net of the federal benefit	(1.2)		8.7	1.5
Other permanent adjustments	11.3		(5.3)	0.1
Foreign tax rate differential	0.5		13.3	22.1
Change in valuation allowance	41.1		30.5	79.5
Impact of repatriation	(0.7)		7.7	19.8
Uncertain tax positions	0.7		11.3	5.2
Transfer pricing	—		(13.1)	—
Other, net	(2.6)		7.0	8.1
Impact of US tax reform	(29.2)	—	(60.9)	—
Income tax benefit	$(25.0)		$(120.5)	$(24.3)

The tax effect of temporary differences that gave rise to deferred tax assets and liabilities are as follows (in millions):

	As of December 31, 2018	As of December 31, 2017
Deferred tax assets
Liabilities	$107.8	$69.4
Deferred expenditures	73.6	36.8
Employee benefits	45.5	66.9
Tax losses / credits	199.2	259.7
Intangible assets	18.5	20.1
Other	10.8	7.6
	455.4	460.5
Less: valuation allowance	(206.6)	(223.3)
Total deferred tax assets	$248.8	$237.2

Deferred tax liabilities
Property, plant and equipment	$(25.2)	$(17.4)
Intangible assets	(259.7)	(285.9)
Income recognition	(16.3)	—
Other	—	(24.8)
Total deferred tax liabilities	(301.2)	(328.1)
Total net deferred tax liabilities	$(52.4)	$(90.9)

Valuation allowances of $206.6 million and $223.3 million were recorded at December 31, 2018 and 2017, respectively, as it was determined that it was more likely than not that certain deferred tax assets would not be realized. These valuation allowances relate to tax loss carryforwards, other tax attributes and temporary differences that are available to reduce future tax liabilities.
The total amount of gross unrecognized tax benefits was $23.5 million and $26.3 million at December 31, 2018 and 2017, respectively. It is reasonably possible that unrecognized tax benefits could change by approximately $20.2 million during the next twelve months. Accrued interest and penalties related to uncertain tax positions are included in the tax provision. The Company accrued interest and penalties of $10.1 million and $10.5 million as of December 31, 2018 and 2017, respectively, net of federal and state income tax benefits as applicable. The provision for income taxes includes expense for interest and penalties of $1.2 million, $2.5 million and $8.1 million in 2018, 2017 and 2016 respectively, net of federal and state income tax benefits as applicable.
Changes in the Company’s unrecognized tax benefits are (in millions):

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Beginning of year	$26.3	$21.1	$17.8
Increases from prior period tax positions	1.3	7.6	9.0
Decreases from prior period tax positions	(3.0)	(0.7)	(8.5)
Decreases from statute of limitations expirations	—	—	(0.2)
Increases from current period tax positions	0.2	4.4	4.9
Decreases relating to settlements with taxing authorities	(1.3)	(6.1)	(1.9)
End of year	$23.5	$26.3	$21.1

The Company is subject to income taxation in various U.S. states and foreign jurisdictions. Generally, the Company’s open tax years include those from 2005 to the present, although audits by taxing authorities for more recent years have been completed or are in process in a number of jurisdictions. As of December 31, 2018, the Company is under examination in the U.S., Australia, Belgium, Philippines and India.
On December 22, 2017, H.R. 1, the Tax Act was enacted. The Tax Act significantly revised the U.S. corporate income tax regime by, among other things, (i) lowering the U.S. corporate rate from 35% to 21% effective January 1, 2018, (ii) implementing a new tax system on non-U.S. earnings and imposing a one-time repatriation tax ("transition tax") on earnings of foreign subsidiaries not previously taxed in the U.S. payable over an eight-year period, (iii) limitations on the deductibility of interest expense and executive compensation, (iv) creation of a new minimum tax otherwise known as the Base Erosion Anti-Abuse Tax ("BEAT") and (v) a requirement that certain income such as Global Intangible Low-Taxed Income ("GILTI") earned by foreign subsidiaries be included in U.S. taxable income. U.S. GAAP requires the impact of tax legislation to be recognized in the period in which the law was enacted.
In December 2017, the Securities and Exchange Commission ("SEC") staff issued Staff Accounting Bulletin No. 118 ("SAB 118"), “Income Tax Accounting Implications of the Tax Cuts and Jobs Act,” which allows the Company to record provisional amounts during a measurement period not to extend beyond one year of the enactment date. The Company has completed its analysis of the impacts of the Tax Act and the SAB 118 measurement period ended on December 22, 2018. Final adjustments were recorded in the three months ending December 31, 2018 will be included in the statement of operations as an adjustment to the tax provision. As a result of additional information and analysis during 2018, the net benefit as of December 31, 2018 is $89.3 million, an increase of $28.4 million from December 31, 2017. The increased benefit is primarily due to a change to the transition tax and an increased foreign tax credit utilization. Amounts were recorded in Benefit from income taxes in the consolidated statement of operations.
Because of the complexity of the new GILTI tax rules, the Company continues to evaluate this provision of the Tax Act and the application of ASC 740, Income Taxes. Under U.S. GAAP, the Company is allowed to make an accounting policy choice of either (1) treating taxes due on future U.S. inclusions in taxable income related to GILTI as a current-period expense when incurred (the “period cost method”) or (2) factoring such amounts into the Company’s measurement of its deferred taxes (the “deferred method”). The Company has analyzed its structure and, as a result, has determined the effect of this provision of the Tax Act to be $6.4 million of expense in 2018. The Company has elected to treat taxes due on U.S. inclusions in taxable income related to GILTI under the period cost method.
The Company has determined it is not subject to BEAT in 2018.
In 2017 the European Commission (“EC”) announced it opened a formal State aid investigation into the group financing exemption contained within the UK controlled foreign corporation ("UK CFC") rules. The role of the European Union (“EU”) State aid control is to ensure EU Member States do not give certain companies a better tax treatment than others and the EU State aid control believes that this UK CFC exemption may amount to such a selective advantage. If the EC is successful, the UK would be ordered to recoup from companies the tax benefits derived from the exemption. The Company has relied on this exemption from the UK CFC rules and any perceived benefit through December 31, 2018 is approximately $32.5 million. The Company ultimately does not believe the EC will prevail in its argument and a reserve has not been provided at this time.
As of December 31, 2018, and 2017, the Company has accumulated $2.8 billion and $2.3 billion of undistributed foreign earnings. These earnings do not meet the indefinite reinvestment criteria because the Company does not intend to permanently reinvest such earnings. The deferred tax liability of $4.8 million as of December 31, 2018 relates to income taxes and withholding taxes on potential future distributions of cash balances in excess of working capital requirements.
As of December 31, 2018, and 2017, the Company had available operating loss carryovers of $191.0 million and $231.0 million, respectively, which will begin to expire in 2019, and a foreign tax credit carryover of $8.2 million and $28.7 million, respectively. The Company also had a U.S. interest expense disallowance carryforward of $54.1 million and $19.7 million as of December 31, 2018 and 2017, respectively, which has an indefinite carryforward.
The change in deferred tax balances for operating loss carryovers from 2017 to 2018 includes increases from current year losses and decreases from current year utilization. The jurisdictional location of the operating loss carryover is broken out as follows:

	As of December 31, 2018	Range of expiration dates
United States	$68.0	2019 - Indefinite
All other countries	123.0	2019 - Indefinite
Total	$191.0

Valuation allowances have been provided with regard to the tax benefit of certain net operating loss and tax credit carryovers, for which it has been concluded that it is more likely than not that the deferred tax asset will not be realized. Management assesses the positive and negative evidence to estimate whether sufficient future taxable income will be generated to permit use of the existing deferred tax assets. A significant piece of objective negative evidence evaluated was the cumulative loss incurred over a three-year period ended December 31, 2018. Such objective evidence limits the ability to consider other subjective evidence, such as the Company's projections for future growth.
On the basis of this evaluation, valuation allowances were decreased in 2018 by $16.7 million overall, primarily due to a $29.4 million valuation allowance release in the U.S. and release of valuation allowances against Germany and Luxembourg net operating losses in the amount of $27.6 million. These decreases in valuation allowance were partially offset by valuation allowance increases, primarily due to an increase in UK valuation allowances in the amount of $49.6 million. The amount of the deferred tax asset, however, could be adjusted if estimates of future taxable income during the carryforward period are reduced or increased or if objective evidence in the form of cumulative losses is no longer present and additional weight is given to subjective evidence such as the Company's projections for growth.